UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2010 (September 17, 2010)

BlackRock Corporate High Yield Fund, Inc.

(Exact name of registrant as specified in its charter)

MARYLAND	811-21286	37-1461533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
55 East 52nd Street New York, New York		10055
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 7.01	Regulation FD Disclosure.

On September 17, 2010, the Board of Directors of BlackRock Corporate High Yield Fund, Inc. (the “Fund”) amended and restated in its entirety the bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws were deemed effective September 17, 2010 and are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of BlackRock Corporate High Yield Fund, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Corporate High Yield Fund, Inc.

By:	/S/ JANEY AHN
Name:	Janey Ahn
Title:	Assistant Secretary

DATE: September 21, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of BlackRock Corporate High Yield Fund, Inc.

4